Supplement dated December 20, 2001 to the
MassMutual Artistry Prospectus dated May 1, 2001

Effective December 3, 2001, the prospectus is revised as follows:

In the “Investment Choices” section under the heading “The Funds” and under the sub-heading “MML Series Investment Fund” the fourth paragraph is replaced with the following:

MassMutual has entered into subadvisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management Company LLP and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

Effective January 1, 2002, the prospectus is revised as follows:

1. In the “Taxes” section under the heading “Annuity Certificates in General” the following paragraph is inserted after the 5th paragraph:

On June 7, 2001, President Bush signed into law the "Economic Growth and Tax Relief Reconciliation Act of 2001” ("EGTRRA"). Some of EGTRRA's provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA's provisions.

2. In the “Taxes” section under the sub-heading “Withdrawal Restrictions – Tax-Sheltered Annuities” the second item in the numbered listing is changed from “leaves his/her job;” to “has severance from employment;”

3. In the “Taxes” section under the sub-heading “Withdrawal Restrictions – Tax-Sheltered Annuities” the last sentence in the second to last paragraph is replaced with the following:

Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

4. In the “Taxes” section under “Rollovers – Tax-Sheltered Annuity to Individual Retirement Annuity” the two paragraphs are deleted and replaced with the following:

If it meets the requirements of an eligible rollover distribution, a distribution from a tax-sheltered annuity to a surviving spouse may be rolled over to an individual retirement annuity. Commencing on January 1, 2002, such amounts may also be rolled over into a tax-sheltered annuity, a tax-qualified plan or a governmental 457(b) deferred compensation plan in which the spouse participates, if permitted by the plan. Furthermore, a distribution from a tax-sheltered annuity to a former spouse who is an alternate payee under a qualified domestic relations order may be rolled over to an individual retirement annuity or other eligible retirement plan, if the distribution meets the requirements of an eligible rollover distribution.

If you are eligible for a distribution from your tax-sheltered annuity, you may roll the amount distributed into an individual retirement annuity or another tax-sheltered annuity that accepts rollover contributions. Commencing on January 1, 2002, you may also roll the pre-tax amount distributed into a tax-qualified plan or a governmental 457(b) deferred compensation plan, if permitted by the plan.